UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 17, 2022

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.07.   Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Brinker International, Inc. (the “Company”) was held on November 17, 2022. Matters voted upon by shareholders at that meeting were:
Proposal 1
Each of management’s nominees was elected as a director to hold office until the next Annual Meeting of Shareholders or until his or her successor is elected and qualified.

	Number of Shares Voted
Name	For	Against	Withheld	Broker Non-Vote
Frances L. Allen	37,142,225	130,399	25,614	3,247,062
Cynthia L. Davis	37,127,190	145,958	25,090	3,247,062
Joseph M. DePinto	36,465,382	806,421	26,435	3,247,062
Harriet Edelman	36,691,977	582,920	23,341	3,247,062
William T. Giles	37,136,374	137,514	24,350	3,247,062
Kevin D. Hochman	37,204,742	69,293	24,203	3,247,062
Ramona T. Hood	37,191,728	82,509	24,001	3,247,062
James C. Katzman	37,060,158	206,408	31,672	3,247,062
Prashant N. Ranade	37,134,939	136,733	26,566	3,247,062

Proposal 2

The proposal to ratify the appointment of KPMG LLP as Independent Auditors for Fiscal 2023 was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
40,004,635	519,688	20,977	0

Proposal 3
The proposal on executive compensation was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
36,119,618	1,142,859	35,761	3,247,062

Proposal 4
The proposal on amendment of Company’s 1999 Stock Option and Incentive Plan for Non-Employee Directors and Consultants was approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
36,563,813	694,949	39,476	3,247,062

Proposal 5
The shareholder proposal requesting a report on measures the Company is taking to end the use of medically important antibiotics in the Company’s beef and pork supply chain was not approved. The results were as follows:

For	Against	Abstain	Broker Non-Vote
7,993,341	28,913,456	391,441	3,247,062

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: November 21, 2022	By:	/s/ KEVIN D. HOCHMAN
Kevin D. Hochman,
Chief Executive Officer and President
and President of Chili’s Grill & Bar
(Principal Executive Officer)